Exhibit 99.1
[Slide 1]
                                  NEPHROS, INC.
                        2005 Annual Stockholders Meeting
                                  June 23, 2005





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[Slide 2]

Forward Looking Statements
This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such statements may include statements regarding the efficacy and intended use of Nephros's technologies under development, the timelines for bringing such products to market and the availability of funding sources for continued development of such products and other statements that are not historical facts, including statements which may be preceded by the words "intends," "may," "will," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential" or similar words. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the control of Nephros. Actual results may differ materially from the expectations contained in the forward-looking statements. Factors that may cause such differences include the risks that: (i) potential products that appeared promising in early research or clinical trials to Nephros may not demonstrate efficacy or safety in subsequent pre-clinical or clinical trials; (ii) Nephros may not obtain appropriate or necessary governmental approvals; (iii) product orders may be cancelled, patients currently using Nephros's products may cease to do so and patients expected to begin using Nephros's products may not; (iv) Nephros may not be able to obtain funding if and when needed; (v) Nephros may encounter unanticipated internal control deficiencies or weaknesses or ineffective disclosure controls and procedures; (vi) HDF therapy may not be accepted in the United States and/or Nephros's technology and products may not be accepted in target markets; (vii) Nephros may not be able to sell its products at competitive prices or profitably; and (viii) Nephros may not be able to secure or enforce adequate legal protection, including patent protection, for its products. More detailed information about Nephros and the risk factors that may affect the realization of forward-looking statements is set forth in Nephros's filings with the Securities and Exchange Commission, including Nephros's Annual Report on Form 10-KSB filed with the SEC for the fiscal year ended December 31, 2004 and its Quarterly Report on Form 10-QSB filed with the SEC for the fiscal quarter ended March 31, 2005. Investors and security holders are urged to read those documents free of charge on the SEC's web site at www.sec.gov. Nephros does not undertake to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.


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[Slide 3]

            Nephros has transitioned from a Development Stage Company

Successfully completed our Initial Public Offering

      2.1 million shares issued

      $10.8 million in net proceeds

      Company can operate through 2nd quarter 2006 without revenues


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[Slide 4]

        Nephros has transitioned from a Development Stage Company (cont'd)

o     Strengthened our Management Team

+     Marc Panoff: Chief Financial Officer

+ Jan Rehnberg: Senior Vice President, European Sales (organizing distribution channels)

+     Nick Staub: Director, Sales & Marketing (direct sales development)


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[Slide 5]

                         Nephros has transitioned from a
                       Development Stage Company (cont'd)

o     Established our European Sales & Marketing Program

In-house sales team operating in UK, Ireland and France

Added renal and medical product distributors in Europe [map highlighting Germany, Italy, Greece, Belgium and the Netherlands]

In-house: distributor supervision and support: sales training, nursing and in-service support


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[Slide 6]

                          Nephros has transitioned from a
                        Development Stage Company (cont'd)

o Initiated Sales of OLpur MD190 in Europe while reducing product manufacturing and materials costs

      Sales increasing quarter over quarter

      New and improved fiber in the MD190 since April:

      >>    Improved clinical performance

      >>    Fiber cost per unit now reduced by 25%


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[Slide 7]

                        Research and Development Progress

>>    OLpur H2H moving forward towards US clinical trials, targeted for early
      2006

>> Working with an established dialysis machine manufacturer to develop and manufacture a stand-alone HDF machine based on our H2H architecture

      Combined with our Olpur mid-dilution technology, we believe this machine will be both the most cost-effective and the most therapeutically effective stand-alone system in the ESRD therapy marketplace


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[Slide 8]

                        What has happened since year-end?

Adding distributors and patients, and continuing to increase market share [map showing distribution of distributors: (i) at year-end 2004 - Ireland, UK, France, Italy, Germany and Greece; (ii) engaged in 2005 - Spain, Norway, Denmark and Sweden; and (iii) in discussions to engage - Switzerland, Finland and Russia]

Favorable articles regarding our Olpur MD190 in Kidney International:

"...promises to be a true technological step ahead"
....and Nephrology, Dialysis and Transplantation:
"...may become the new standard for renal replacement therapy"


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[Slide 9]

                    What has happened since year-end? (Cont'd)

Initiated three marketing trials across five countries to reaffirm and validate OLpur MD190's patient benefits and cost savings [map highlighting Great Britain, France, Italy, Germany and Sweden]

In June, Fresenius Medical Care AG announced study results (>2,500 patients, 56 clinics) showing HDF therapy provides a 35% lower mortality rate than conventional HD

Received 510(k) approval from the FDA for our OLpur HD190 filter



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[Slide 10]

                   What has happened since year-end? (Cont'd)

Continuing to add patients and grow sales as our marketing trials progress:

      >> Continuing our education program for physicians, nurses and other industry professionals: Europe and US

      >> Continuing to engage key physicians in our target markets: France, UK, Italy, Germany, Spain, Denmark, US

      >> We believe the marketing trials are a key part of our strategy to gain market share for Nephros mid-dilution therapy


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[Slide 11]

                            A New Strategic Alliance

o     Asahi Kasei Medical

      Received $2.7 million in investment and license fees; Asahi will develop and market our technology in Japan

o     Who is Asahi Kasei?

      >>    Large, diversified Japanese conglomerate
      >>    Largest filter provider in Japan (over 35% market share)
      >>    One of the top three filter providers in the world (over 18% market share)

The Asahi Alliance: an important relationship for Nephros


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[Slide 12]

                             Our Continuing Strategy

o     Showcase product efficacy and expand market share in our Target European
      Markets

o     Convert existing hemodialysis machines to HDF through our H2H technology

o     Upgrade dialysis clinics to an efficient stand-alone HDF machine



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[Slide 13]

                             Our Continuing Strategy

[Graphic: time-line showing Nephros's current expectations for the timing of various events as described in the text]

Initiated 3 European trials to demonstrate product efficacy: study durations 6-12 months

File with FDA for US clinical trials, OLpur H2H and MD190, by early 4Q 2005

Initiate U.S. clinical trials, H2H and MD190, by early 2006

Apply for OLpur H2H CE Marking by 1Q 2006

Target 510(k) application for OLpur H2H and MD190 in the 2nd half of 2006


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[Slide 14]

                               The Nephros Vision

Provide the Best Quality of Care for End Stage Renal Disease Patients with No Incremental Cost to the Clinic


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[Slide 15]

                                  NEPHROS, INC.

                           The Future of ESRD Therapy

                            Audubon Technology Center
                                  3960 Broadway
                               New York, NY 10032
                                PH: 212.781.5113
                                 www.nephros.com